SECOND AMENDMENT

                 SECOND AMENDMENT, dated as of December 15, 1997 (this "Amendment), to the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sprint Spectrum L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), Lucent Technologies Inc. (the "Vendor"), the several banks and other financial institutions and entities from time to time parties thereto (together with the Vendor, the "Lenders") and the Chase Manhattan Bank, as agent for the Lenders.

                               W I T N E S S E T H:

                   WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

                   WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amend-ment, and the Lenders are willing to agree to such modifications as provided for in this Amendment;

                   NOW, THEREFORE, the parties hereto hereby agree as follows

                   1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                   2.   Amendments to Credit Agreement.
(a) Subsection 6.l(f) of the Credit Agreement is hereby amended by deleting the number "80,000,000" contained in the table contained therein and substituting in lieu thereof the number "60,000,000".

                   (b) Subsection 6.l(g) of the Credit Agreement is hereby amended by deleting the numbers "450,000" and "850,000" contained in the table contained therein and substituting in lieu thereof the numbers "210,000" and "490,000", respectively.

                   3. Agreement of Lenders. The Lenders hereby agree that the modification to subsections 6.l(f) and (g) set forth in this Amendment shall be permitted to be made to the Other Vendor Credit Facility.

                   4. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                   5. Effectiveness.  This Amendment shall become effective upon
(a) receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by the Borrower and the Requisite Lenders, (b) the Requisite aggregate Lenders agreeing to the modifications to subsections 6.l(f) and (g) set forth in this Amendment and (c) the effectiveness of amendments causing identical modifications to subsections 6.1(f) and (g) of the Ocher Vendor Credit Policy and the Bank Credit Facility.

                   6. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                    (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Vendor. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


SPRINT SPECTRUM L.P.,

by SPRINT SPECTRUM HOLDING COMPANY, L.P.
its General Partner

by /s/ Robert E. Sleet, Jr.
Name: Robert E. Sleet, Jr.
Title: Vice President & Treasurer

LUCENT TECHNOLOGIES INC.,
as a Lender

by  /s/ Florence L. Walsh
Name: Florence L. Walsh
Title:  Vice President & Treasurer

THE CHASE MANHATTAN BANK,
as Agent and as a Lender

by /s/John P. Haltmaier
Name: John P. Haltmaier
Title: Vice Presdient

ALLSTATE INSURANCE COMPANY

by /s/ Patricia W. Wilson
Name: Patricia W. Wilson
Title: Authorized Signatory

by /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

by /s/ Patricia W. Wilson
Name: Patricia W. Wilson
Title: Authorized Signatory

by /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

BANK OF AMERICA ILLINOIS

by /s/ Francis J. Griffin
Name: Francis J. Griffin
Title: Attorney- in-Fact

BANK OF MONTREAL

/s/Peter Kongsmann
Name: Peter Konigsmann
Title: Director

BARCLAYS BANK PLC

by /s/ Les Bek
Name: Les Bek
Title: Director

THE CIT GROUP/EQUIPMENT FINANCING, INC.

by /s/ J.E. Palmer
Name: J.E. Palmer
Title: Senior Credit Operation Manager

CRESTAR BANK

by /s/ Thomas C. Palmer
Name: Thomas C. Palmer
Title: Vice President

DLJ CAPITAL FUNDING, INC.

by /s/ Stephen Hickey
Name: Stephen Hickey
Title: Managing Director and Group Head

THE FIRST NATIONAL BANK OF CHICAGO

by /s/ Kenneth A. Selle
Name: Kenneth A. Selle
Title: Authorized Agent

FIRST UNION NATIONAL BANK

by /s/ Michael P. Doherty
Name: Michael P. Doherty
Title: Vice President

FLEET NATIONAL BANK

by /s/ Sue Anderson
Name: Sue Anderson
Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS

by /s/ Stephen B. King
Name: Stephen B. King
Title: Authorized Signatory

THE ING SENIOR SECURED HIGH INCOME FUND, L.P.

by ING CAPITAL ADVISORS, INC., as Investment Advisor

by /s/ Kathleen Lenarcic
Name: Kathleen Lenarcic
Title: Vice President and Portfolio Manager

ING HIGH INCOME PRINCIPAL PRESERVATION FUND HOLDINGS, LDC

by ING CAPITAL ADVISORS, INC., as Investment Advisor

by /s/ Kathleen Lenarcic
Name: Kathleen Lenarcic
Title: Vice President and Portfolio Manager

ARCHIMEDES FUNDING, L.L.C.

by ING CAPITAL ADVISORS, INC., as Investment Advisor

by /s/ Kathleen Lenarcic
Name: Kathleen Lenarcic
Title: Vice President and Portfolio Manager

INDOSUEZ CAPITAL FUNDING III, LIMITED

by INDOSUEZ CAPITAL, as Portfolio Advisor

by /s/ Francois Berthelot
Name: Francois Berthelot
Title: Vice President

KZH SOLEIL CORPORATION III

by /s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Authorized Agent

KZH-ING 1 CORPORATION

by /s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Authorized Agent

LEHMAN COMMERCIAL PAPER INC.

by /s/ Michele Swanson
Name: Michele Swanson
Title: Authorized Signatory

THE LONG TERM CREDIT BANK OF JAPAN

by /s/ Armund J. Schoen, Jr.
Name: Armund J. Schoen, Jr.
Title: Senior Vice President

THE MITSUBISHI TRUST & BANKING CORPORATION

by /s/ Beatrice Kossodo
Name: Beatric Kossodo
Title: Senior Vice President

DEBT STRATEGIES FUND, INC.

by /s/ Lynn Callicott Baranski
Name: Lynn Callicott Baranski
Title: Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO

by MERRILL LYNCH ASSET MANAGEMENT, L.P., as Investment Advisor

by /s/ Lynn Callicott Baranski
Name: Lynn Callicott Baranski
Title: Authorized Signatory

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

by /s/ Lynn Callicott Baranski
Name: Lynn Callicott Baranski
Title: Authorized Signatory

NATEXIS BANQUE BFCE

by /s/  Evan Kraus
Name:  Evan Kraus
Title:  Associate

by /s/  Frederick K. Kammler
Name:  Frederick K. Kammler
Title:  Vice President

NATIONSBANK, N.A.

by /s/  Chris Barton
Name:  Chris Barton
Title:  Vice President

OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
(a unit of The Chase Manhattan Bank)

by /s/  Andrew D. Gordon
Name:  Andrew D. Gordon
Title:  Managing Director

PAMCO CAYMAN LTD.

by PROTECTIVE ASSET MANAGEMENT
COMPANY, as Collateral
Manager

by /s/  James Dondero
Name:  James Dondero
Title:  CFA, CPA,
         President
         Protective Asset
         Management Company

ROYAL BANK OF CANADA

by /s/  Andrew Cozewith
Name:  Andrew Cozewith
Title:  Manager

ROYALTON COMPANY

by PACIFIC INVESTMENT MANAGMENT COMPANY, as its Investment Advisor

by /s/  Ray Kennedy
Name:  Ray Kennedy
Title:  Vice President

THE SANWA BANK LIMITED

by /s/  David A. Leech
Name:  David A. Leech
Title:  Vice President

SENIOR HIGH INCOME PORTFOLIO

by /s/  Lynn Callicott Baranski
Name:  Lynn Callicott Baranski
Title:  Authorized Signatory

SKANDINAVISKA ENSKILDA BANKEN CORPORATION

by /s/  Philip F. Montemurro. Jr.
Name:  Philip F. Montemurro, Jr.
Title:  Vice President

by /s/  Andrew Blain
Name:  Andrew Blain
Title:  Assistant Vice President

THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH

by /s/  Ken-Ichiro Kobayashi
Name:  Ken-Ichiro Kobayashi
Title:  Joint General Manager

UNION BANK OF SWITZERLAND, NEW YORK BRANCH

by /s/  Robert H. Riley III
Name:  Robert H. Riley III
Title:  Managing Director

by /s/  David G. Dickinson, Jr.
Name:  David G. Dickinson, Jr.
Title:  Assistant Treasurer

VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

by /s/  Jeffrey W. Maillet
Name:  Jeffrey w. Maillet
Title:  Senior Vice President and Director

SPRINT CORPORATION

by /s/  M. Jeannine Standjord
Name:  M. Jeannine Standjord
Title:  Senior Vice President and Treasurer